UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – DECEMBER 31, 2012

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100
Atlanta, GA 30328
(Address of principal executive offices)

(678) 332-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE:

This Amendment No. 1 to a Current Report on Form 8-K/A (this “Amended Report”), filed by CIG Wireless Corp. (the “Company”), amends the Current Report on Form 8-K filed by the Company on January 7, 2013. This Amended Report discloses that Amendment No. 1 dated December 31, 2012 to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC, dated June 30, 2012 has, by mutual agreement of the Parties (as defined below), been rendered null and void.

The Company has separately entered into Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC, dated June 30, 2012.

The Company previously entered into amendments to certain notes, as disclosed on the Form 8-K filed on January 7, 2013, as to which to no amending disclosures are made herein.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Rescission of Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC, dated June 30, 2012

On December 31, 2012, CIG Wireless Corp. (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC, dated June 30, 2012 (the “Operating Agreement”), together with Compartment IT2, LP, Compartment IT5, LP and Compartment IT9, LP (collectively, the “Compartments”), the general partner of the Compartments, IAM US, LLC, the managing director of the general partner, MfAM Mobilfunk Asset Management GmbH, and the following subsidiaries of the Company: Communications Infrastructure Group, LLC (“CIG, LLC”), CIG Solutions, LLC, and CIG Towers, LLC.

The Company and the parties to the Operating Agreement rescinded Amendment No. 1 and declared Amendment No. 1 null and void from inception.

Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement of Communications Infrastructure Group, LLC, dated June 30, 2012

The Company entered into Amendment No. 2 effective as of December 31, 2012 (“Amendment No. 2”) to the Operating Agreement, together with the Compartments, IAM US, LLC, MfAM Mobilfunk Asset Management GmbH and CIG, LLC, CIG Solutions, LLC, and CIG Towers, LLC (the Company, together with the Compartments, IAM US, LLC, MfAM Mobilfunk Asset Management GmbH and CIG, LLC, CIG Solutions, LLC, and CIG Towers, LLC are collectively referred to herein as the “Parties”).

Amendment No. 2 modifies the prices for conversion into Company common stock of the Class A Interests of CIG, LLC owned by the Compartments. Pursuant to Amendment No. 2, Class A Interests shall be subject to an initial minimum conversion price of $2.00 per share of Company common stock and an initial maximum conversion price of $3.00 per share of Company common stock, with increase of the maximum conversion price per share after listing of the Company common stock on a “national securities exchange” (each, an “Exchange”) as such term is defined under Section 6 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, by $0.50 per share every 30 day period thereafter, up to a maximum conversion price of $5.50 per share of Company common stock. The applicable Trading Value will be determined by reference to the twenty (20) trading days’ volume weighted average price per share of the Company common stock preceding the date of notice of conversion.

In conjunction with modifying the conversion prices for the Class A Interests of CIG LLC owned by the Compartments, Amendment No. 2 also sets forth the agreements among the Company and each of the Compartments of the definitive conversion values for the respective Class A Interests owned by each of the Compartments, as follows: Class A-IT2 Interests: $7,050,811; Class A-IT-5 Interests: $3,959,118; and the Class A-IT9 Interests: $508,971 (respectively, the “Conversion Value”). No future adjustments shall be made to the respective Conversion Value of any Class A Interests. All of the Conversion Values were calculated and determined on an arms-length basis. The parties also agreed the Class A Interests will no longer be subject to any charges, deductions, offsets, fees, costs, expenses or disbursements of any nature of kind at any time for any reason, which the Class A Interests were previously subject under the prior convention of full cost accounting.

Amendment No. 2 provides for the Compartments to retain their respective Performance Preferences and Liquidation Preferences, and all other ordinary rights to dividends or distributions made by CIG, LLC, provided, however, any and all distributions of any nature or kind shall in the respective aggregate applicable to each of the Class A Interests not exceed the respective Conversion Value of such Class A Interests. Except with respect to the economic rights and preferences attributable to the Conversion Value, the Class A Interests shall not have any other equity participation or liabilities with respect to any profits or losses of CIG, LLC.

Amendment No. 2 waives the twelve-month market stand-down condition set forth in the Operating Agreement to the extent shares of Company common stock converted from Class A Interests become eligible for resale in reliance on Rule 144 promulgated under the Securities Act (“Rule 144”). Subject to customary exceptions, the Company has agreed to register such shares of Company common stock converted from Class A Interests if for any reason Rule 144 is not available to the holders of Class A Interests following conversion.

Amendment No. 2 formalizes the Company’s undertakings to provide information rights and certain paralegal support services to the Compartments with respect to general corporate formalities and assistance with preparation of U.S. tax returns.

Amendment to Compartment Notes

Concurrent with the execution of the Operating Agreement on June 30, 2012, the Company issued Notes to each of Compartment IT2, LP, Compartment IT5, LP, and Compartment IT9, LP, in the amount of $799,000, $432,200 and $69,050 respectively, maturing on December 31, 2014, December 31, 2014 and on March 31, 2015, respectively (the “Compartment Notes”). In conjunction with Amendment No. 2, the Company and the three Compartments amended each of the Compartment Notes, so that the remaining principal balances of $583,104, $315,416 and $51,729, respectively, are now payable in quarterly installments with final payment at maturity on January 31, 2014. The Compartments Notes remain unsecured and bear interest at 4% per annum, payable at maturity.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
	Name:	Paul McGinn
	Title:	President and CEO
(Principal Executive Officer)

Date: January 18, 2013